Forum Funds
LMCG Global MultiCap Fund
Supplement dated June 19, 2013 to the Prospectus dated May 1, 2013

The section entitled “Adviser Related Performances” on page 10 of the Prospectus is hereby deleted and replaced with the following:

The following tables show the performance of a composite of all accounts managed by the Adviser in the global multicap strategy. During the periods shown, the composite was comprised of 186 accounts and had assets of $123 million, as of December 31, 2012. The investment objective, policies and strategies of the accounts comprising the composite are substantially similar to those of the LMCG Global MultiCap Fund.

The performance of the composite does not represent the historical performance of the LMCG Global MultiCap Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment.

The performance of the composite presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. The net-of-fee returns below are calculated by deducting all expenses including sales load and investment management fees of the accounts from gross returns. Gross returns are calculated in accordance with Global Investment Performance Standards (“GIPS®”). The accounts for which performance is presented are not subject to the same type of expenses as the Fund. If the Fund’s fees and expenses had been used in calculating the composite’s performance, the performance of the composite would have been lower.

In addition, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Internal Revenue Code of 1986, as amended (the “Code”), which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.
Total Returns

Year End	Composite	Benchmark(1)
2012	16.42%	16.39%
2011	-7.43%	-7.89%
2010	13.95%	14.35%
2009	34.56%	36.41%
2008	-39.10%	-42.34%

Average Annual Total Returns
(For the periods ended December 31, 2012)

Period	Composite	Benchmark(1)
One Year	16.42%	16.39%
Five Years	0.13%	-0.73%
Since Inception(2)	0.68%	-0.12%

(1) MSCI All Country World Investable Market Index, net of foreign withholding taxes (reflects no deduction for fees or expenses)
(2) Since inception return is computed from September 1, 2007.

For more information, please contact a Fund customer service representative at (877) 591-4667 (toll free)

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PLEASE RETAIN FOR FUTURE REFERENCE.